DELTA AND PINE LAND COMPANY

                              AMENDED AND RESTATED

                          1995 LONG-TERM INCENTIVE PLAN


1. Purpose. The purpose of the DELTA AND PINE LAND COMPANY AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN (the "Plan") is to further the earnings of DELTA AND PINE LAND COMPANY, a Delaware corporation, and its subsidiaries (collectively, the "Company") by assisting the Company in attracting, retaining and motivating management employees and directors of high caliber and potential. The Plan provides for the award of long-term incentives to those officers, other key employees and directors who make substantial contributions to the Company by their loyalty, industry and invention.


2. Administration. The Plan shall be administered by a committee (the "Committee") selected by the Board of Directors of the Company (the "Board of Directors") consisting solely of two or more members who are "outside directors" as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Except to the extent permitted under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") (or any successor rule of similar import), each Committee member shall be ineligible to receive, and shall not have been, during the one-year period prior to appointment thereto, granted or awarded stock options pursuant to this Plan or any other similar plan of the Company or any affiliate of the Company. Without limiting the foregoing, the Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Subject to the provisions hereof, the Committee shall have full and final authority in its discretion to determine the employees and directors to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms and conditions of each such award; to determine the time when awards shall be granted; to determine the provisions of each agreement evidencing an award; and to make all other determinations necessary or advisable for the administration of the Plan.


3. Stock Subject to the Plan. The Company may grant awards under the Plan with respect to not more than a total of 5,120,000 shares of $.10 par value common stock of the Company (the "Shares") (subject, however, to adjustment as provided in paragraph 17, below). Such Shares may be authorized and unissued Shares or treasury Shares. Except as otherwise provided herein, any Shares subject to an option or right which for any reason is surrendered before exercise or expires or is terminated unexercised as to such Shares shall again be available for the granting of awards under the Plan.



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4.  Eligibility to Receive Awards.  Persons eligible to receive awards under the
Plan shall be limited to those officers, other key employees and directors of the Company who are in positions in which their decisions, actions and counsel have a significant impact upon the profitability and success of the Company (but excluding members of the Committee, except as provided in paragraph 6(h)).


5. Form of Awards. Awards may be made from time to time by the Committee in the form of stock options to purchase Shares. Stock options may be options which are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Code, or options which are not intended to so qualify ("Nonqualified Stock Options").


6. Stock Options. Stock options for the purchase of Shares shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time; provided that the maximum number of options which may be granted to any one grantee during any twelve-month period is 75,000 (as adjusted pursuant to paragraph 17, below). Such agreement shall contain the terms and conditions applicable to the options, including in substance the following terms and conditions:

(a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Nonqualified Stock Options, as the case may be, and shall set forth the number of Shares subject to the options.

(b) Option Price. The option exercise price to be paid by the optionee to the Company for each Share purchased upon the exercise of an option shall be determined by the Committee, but shall in no event be less than 100% of the fair market value per Share on the date the option is granted, as determined by the Committee.

(c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, provided that no option shall be exercisable after ten years from the date of grant thereof. The Committee, in its discretion, may provide in the option agreement circumstances under which the option shall become immediately exercisable, in whole or in part, and, notwithstanding the foregoing, may accelerate the exercisability of any option, in whole or in part, at any time.

(d) Payment for Shares. The purchase price of the Shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Shares at fair market value, or a combination thereof, as the Committee may determine and subject to such terms and conditions as may be prescribed by the Committee for such purpose. Payment may also be made, in the discretion of the Committee, by delivery (including by facsimile transmission) to the Company or its designated agent of an executed irrevocable option exercise form, together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the Shares, and deliver the sale (or margin loan) proceeds directly to the Company to pay for the purchase price. If the purchase price is paid by tendering Shares, the Committee in its discretion may grant the optionee a new stock option for the number of Shares used to pay the purchase price.

(e) Rights Upon Termination. In the event of Termination (as defined below) of an optionee's status as an employee or director of the Company for any cause other than Retirement (as defined below), death or Disability (as defined below), the optionee shall have the right to exercise the option during its term within a period of three months after such Termination to the extent that the option was exercisable at the time of Termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, "Termination" means, (i) in the case of an employee, the cessation of the grantee's employment by the Company for any reason, and (ii) in the case of a director, the cessation of the grantee's service as a director of the Company; and "Terminates" has the corresponding meaning. As used herein, "Retirement" means retirement from active employment (in the case of an employee), or active service (in the case of a director), with the Company on or after age 65, or such earlier age with the express written consent for purposes of the Plan of the Company at or before the time of such retirement, and "Retires" has the corresponding meaning. As used herein, "Disability" means a condition that, in the judgment of the Committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation, and "Disabled" has the corresponding meaning). In the event that an optionee Retires, dies or becomes Disabled prior to the expiration of his option and without having fully exercised his option, the optionee or his Beneficiary (as defined below) shall have the right to exercise the option during its term within a period of (i) one year after Termination due to Retirement, death or Disability, or (ii) one year after death if death occurs either within one year after Termination due to Retirement or Disability or within three months after Termination for other reasons, to the extent that the option was exercisable at the time of death or Termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, "Beneficiary" means the person or persons designated in writing by the grantee as his Beneficiary with respect to an award under the Plan; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the grantee's rights in respect of an award). In order to be effective, a grantee's designation of a Beneficiary must be on file with the Committee before the grantee's death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee's death.

(f) Nontransferability. Except as provided in Paragraph 13(b), options granted under the Plan shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution. Except as provided in Paragraph 13(b), during the lifetime of the optionee the option is exercisable only by the optionee.

(g) Incentive Stock Options. In the case of an Incentive Stock Option, each option shall be subject to such other terms conditions and provisions as the Committee determines necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Code (or any amendment or substitute or successor thereto or regulation thereunder), including in substance, without limitation, the following:

(i) The purchase price of stock subject to an Incentive Stock Option shall not be less than 100 percent of the fair market value of such stock on the date the option is granted, as determined by the Committee.

(ii) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee in any calendar year (under all plans of the Company and its subsidiary corporations (which term, as used hereinafter, shall have the meaning ascribed thereto in Section 424(f) of the Code (or successor provision of similar import))) shall not exceed $100,000.

(iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, unless at the time such option is granted the option price is at least 110 percent of the fair market value (as determined by the Committee) of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date of grant.

(iv) Directors who are not employees of the Company shall not be eligible to receive Incentive Stock Options.

(v) In the event of Termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Nonqualified Stock Option.

(h) Automatic Grant of Options to Directors.

(i) There shall automatically be granted to each person who is an Employee Director or Non-Employee Director at the date of the annual meeting of the stockholders of the Company in each of the five (5) years following the meeting of the Company's stockholders at which this provision is adopted (and to each person who is thereafter first elected an Employee director or a Non-Employee Director, at date of the annual meeting of the stockholders of the Company in each of the five (5) years following the meeting of the Company's stockholders as which such person is first elected a Director), a Nonqualified Stock Option to purchase 2,666 Shares (as adjusted pursuant to paragraph 17 below).



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(ii) If,  during the period  beginning  on  December 1, 1995 and ending with the
2006 annual meeting of the stockholders of the Company ("Annual Meeting"), a person is first elected or appointed as an Employee or Non-employee Director of the Company, such person shall thereupon be granted a Nonqualified Stock Option to purchase 62,222 Shares (as adjusted pursuant to paragraph 17, below).

(iii) Immediately and automatically upon the Amendment of the Plan on March 30, 2000, there shall be granted to each person who is an Employee Director or a Non-employee Director a Nonqualified Stock Option to purchase 80,000 Shares (as adjusted pursuant to paragraph 17, below).

(ii) The automatic grants described in this paragraph 6(h) shall constitute the only awards under the Plan permitted to be made to Non-employee Directors of the Company.

(i) Grants of Non-employee Directors. Notwithstanding any other provision of the Plan, the grant of options hereunder to directors who are not also employees of the Company ("Non-employee Directors") shall be subject to the following terms and conditions:

(i) The purchase price of stock subject to an option granted to Non-employee Directors under Section 6(h) shall be equal to 100 percent of the fair market value of such stock on the date the option is granted.

(ii) Except as provided in paragraph 15, each option granted to Non-employee Directors under paragraph 6(h) shall become exercisable in installments as follows: to the extent of 20 percent of the number of Shares originally covered by the option, at any time after the commencement of the second year of the term of the option, and to the extent of an additional 20 percent of such number of Shares, at any time after the commencement of each of the third, fourth, fifth and sixth years of the term of the option; provided, however, that the stock option agreements for options granted under paragraph 6(h) shall provide that if the tenure of such Non-employee Director shall terminate by reason of Retirement at or after age 65, such options shall be fully exercisable with respect to all Shares not previously purchased, commencing on the date of retirement of such Director and continuing for a period of three months.

(iii) Unless otherwise provided in the Plan, all provisions with respect to the terms of Nonqualified Stock Options hereunder shall be applicable to options granted to Non-employee Directors under paragraph 6(h).


7. Loans and Supplemental Cash. The Committee, in its sole discretion to further the purpose of the Plan, may provide for supplemental cash payments or loans to individuals in connection with all or any part of an award under the Plan. Supplemental cash payments shall be subject to such terms and conditions as shall be prescribed by the Committee at the time of grant, provided that in no event shall the amount of payment exceed the excess fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised. Any loan shall be evidenced by a written loan agreement or other instrument in such form and containing such terms and conditions (including, without limitation, provisions for interest, payment schedules, collateral, forgiveness or acceleration) as the Committee may prescribe from time to time.


8. General Restrictions. Each award under the Plan shall be subject to the requirement that if at any time the Company shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Shares, or (iv) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of Shares thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or withholding shall have been effected or obtained free of any conditions not acceptable to the Company. Any such restriction affecting an award shall not extend the time within which the award may be exercised; and neither the Company nor its directors or officers nor the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction.


9. Single or Multiple Agreements. Multiple awards, multiple forms of awards, or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.


10. Rights of the Shareholder. The recipient of any award under the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to him, and the issuance of Shares shall confer no retroactive right to dividends.


11. Rights to Terminate. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or to serve as a director, or affect any right which the Company may have to terminate the employment or directorship of such person.


12. Withholding. Prior to the issuance or transfer of Shares under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements. The recipient may satisfy the withholding requirement in whole or in part by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be the fair market value, as determined by the Committee, of the stock on the date that the amount of tax to be withheld is determined (the "Tax Date"). Such election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.


13. Non-Assignability. (a) Except as provided in Paragraph 13(b), no award under the Plan shall be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution, or by such other means as the Committee may approve. Except as provided in Paragraph 13(b) or as otherwise provided herein, during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

(b) The Committee may, in its sole discretion, permit assignability of any Nonqualified Stock Option to a member of the optionee's "Immediate Family" or to a "Charitable Organization."

(c) As used herein, members of the optionee's "Immediate Family" shall include only (1) any person who, at the time of transfer, is the optionee's spouse or natural or adoptive lineal ancestors or descendants, (2) any trust for the exclusive benefit of the optionee, or one or more Immediate Family members or Charitable Organizations, and (3) any partnership, corporation, limited liability company or other entity owned exclusively by the optionee, or one or more Immediate Family members or Charitable Organizations.

(d) As used herein, the term "Charitable Organization" means any organization which is described in Code Sections 170(c)(2), 2055(a) or 2522(a) (or any successor provision).


14. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.


15. Change In Control Provisions. (a) In the event of (1) a Change in Control (as defined) or (2) a Potential Change in Control (as defined), but only if and to the extent so determined by the Board of Directors at or after grant (subject to any right of approval expressly reserved by the Board of Directors at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any stock options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii) The value of all outstanding stock options to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price (as defined) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

(b) As used herein, the term "Change in Control" means the happening of any of the following:

(i) Any person or entity, including a "group" as defined in Section 13(d)(3) of the 1934 Act, other than the Company, a subsidiary of the Company, or any employee benefit plan of the Company or its subsidiaries, becomes the beneficial owner of the Company's securities having 20 percent or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election for directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business), or

(ii) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of directors of the Company or such other corporation or entity after such transaction, are held in the aggregate by holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transactions; or

(iii) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

(c) As used herein, the term "Potential Change in Control" means the happening of any of the following:

(i)  The  approval  by  stockholders  of  an  agreement  by  the  Company,   the
consummation of which would result in a Change in Control of the Company; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, a wholly-owned subsidiary thereof or any employee benefit plan of the Company or its subsidiaries (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company's then outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

(d) As used herein, the term "Change in Control Price" means the highest price per share paid in any transaction reported on the National Association of Securities Dealers Automated Quotation System (or the New York Stock Exchange or other national securities exchange, as the case may be), or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported, where applicable, for the date on which cash out occurs under paragraph 15(a)(ii).


16. Non-Competition Provision. Unless the award agreement relating to a stock option specifies otherwise, a grantee shall forfeit all unexercised, unearned and/or unpaid awards, including, but not by way of limitation, awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the grantee without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee or otherwise, in any business or activity competitive with the business conducted by the Company or any of its subsidiaries; or (ii) the grantee performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company.


17. Adjustments. In the event of any change in the outstanding common stock of the Company, by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of Shares or the like, the Board of Directors, in its discretion, may adjust proportionately the number of Shares which may be issued under the Plan, the number of Shares subject to outstanding awards, and the option exercise price of each outstanding option, and may make such other changes in outstanding options as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of grantees, provided that any fractional Shares resulting from such adjustments shall be eliminated.


18. Amendment. The Board of Directors may terminate, amend, modify or suspend the Plan at any time, except that the Board shall not, without the authorization of the holders of a majority of Company's voting securities, increase the maximum number of Shares which may be issued under the Plan (other than increases pursuant to paragraph 17 hereof), extend the last date on which awards may be granted under the Plan, extend the date on which the Plan expires, change the class of persons eligible to receive awards, or change the minimum option price. No termination, modification, amendment or suspension of the Plan shall adversely affect the rights of any grantee or Beneficiary under an award previously granted, unless the grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment pursuant to paragraph 17 hereof does not adversely affect any such right.


19. Effect on Other Plans. Participation in this Plan shall not affect a grantee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided therein.


20. Effective Date and Duration of the Plan. The Plan shall become effective when adopted by the Board of Directors, provided that the Plan is approved by the holders of a majority of the Company's voting securities on the date of its adoption by the Board or before the first anniversary of that date. Unless it is sooner terminated in accordance with paragraph 18 hereof, the Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Shares or have expired or otherwise terminated, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board of Directors or is approved by the holders of the Company's voting securities.


21. Unfunded Plan. The Plan shall be unfunded. Neither the Company nor any affiliate shall be required to segregate any assets that may be represented by stock options, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any stock option. Any liability of the Company or any affiliate to pay any grantee or Beneficiary with respect to an option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligations will be deemed to be secured by a pledge or encumbrance on any property of the Company or an affiliate.


22. Governing Law. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Mississippi except to the extent that such laws may be superseded by any federal law.

ADOPTED BY THE BOARD OF DIRECTORS OF DELTA AND PINE LAND COMPANY ON THE 30TH DAY OF MARCH, 2000 TO BE EFFECTIVE AS OF APRIL 1, 2000.

By:
/s/ W. Thomas Jagodinski
----------------------------
W. Thomas Jagodinski
Senior Vice President and
Chief Financial Officer